UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2021, Kirkland B. Andrews, Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (the “Company”), notified the Company of his intent to leave the Company for another career opportunity. Effective February 4, 2021, Mr. Andrews stepped down as Chief Financial Officer and from his positions with the Company and its subsidiaries. Mr. Andrews will remain with the Company in an advisory capacity until February 19, 2021. The resignation was not the result of any disagreement he had with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

Effective February 4, 2021, Gaetan Frotte, Senior Vice President and Treasurer of the Company, assumed the position of Interim Chief Financial Officer of the Company. Mr. Frotte, age 50, has served as Senior Vice President and Treasurer of the Company since December 2015. Prior to this position, he served in a number of roles with the Company and its subsidiaries over the last 15 years, including as Vice President and Assistant Treasurer. There are no transactions between Mr. Frotte and the Company that are required to be reported under Item 404(a) of Regulation S-K.

At this time, changes to Mr. Frotte’s compensation arrangements with the Company in connection with his appointment to the position of Interim Chief Financial Officer have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K when such arrangements have been determined.

A copy of the press release announcing the above described management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits:

Exhibit No.	Description
99.1	Press release dated February 4, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

Dated: February 4, 2021	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

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